Income Taxes: Effective income tax expense (benefit) (Tables)	12 Months Ended
Dec. 31, 2012
Tables/Schedules
Effective income tax expense (benefit)

	For the Year Ended	For the Year Ended
	December 31, 2012	December 31, 2011
Federal tax rate applied to loss before income taxes	34.0%	34.0%
State income taxes, net of federal benefit	3.5%	3.5%
Permanent differences	-0.9%	-0.9%
Change in valuation allowance	-39.4%	-39.4%
Other	2.8%	2.8%
Income tax expense (benefit)	0.0%	0.0%